                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A



                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  DECEMBER 15, 1997


                           PRIME GROUP REALTY TRUST
            (Exact name of Registrant as specified in its Charter)





            MARYLAND                       1-13589           36-4173047
(State or other jurisdiction of      (Commission File     (I.R.S. Employer
incorporation or organization)            Number)         Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois              60601
   (Address of principal executive offices)                    (Zip Code)

                                (312) 917-1300
             (Registrant's telephone number, including area code)

                                      N/A
                        (Former name or former address,
                         if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

As reported on Form 8-K filed with the Securities and Exchange Commission on December 15, 1997, Prime Group Realty Trust (the "Company") acquired the first mortgage note encumbering the office property known as Continental Towers for approximately $108.0 million. As also reported on Form 8-K filed with the Securities and Exchange Commission on December 15, 1997, the Company acquired the first mortgage note encumbering the office property known as 180 North LaSalle Street for approximately $51.2 million in cash and $5.0 million in common units of Prime Group Realty, L.P.

As reported on Form 8-K filed with the Securities and Exchange Commission on December 30, 1997, the Company acquired the office property known as 2675 North Mayfair Road for approximately $8.0 million.

Financial statements for the acquisition of Continental Towers, 180 North LaSalle and 2675 North Mayfair are included in this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements Under Rule 3-14 of Regulation S-X
                                                                         PAGE
  (i)    Statements of revenue and expenses of Continental
          Office Towers

          Report of Independent Auditors                                    6
          Statements of Revenue and Certain Expenses for the year
             ended December 31, 1996 (Audited) and for the
             nine months ended September 31, 1997 (Unaudited)               7
          Notes to Statements of Revenue and Certain Expenses             8-9

  (ii)   Statements of revenue and expenses of 180 North LaSalle Street

          Report of Independent Auditors                                    10
          Statements of Revenue and Certain Expenses for the year ended
             December 31, 1996 (Audited) and for the nine months ended
             September 31, 1997 (Unaudited)                                 11
          Notes to Statements of Revenue and Certain Expenses            12-13

  (iii)  Statement of revenue and expenses of 2675 North Mayfair Road

          Report of Independent Auditors                                    14
          Statement of Revenue and Certain Expenses for the
            nine months ended September 31, 1997 (Audited)                  15
          Notes to Statement of Revenue and Certain Expenses                16

(b)  Pro Forma Financial Statements                                         17

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, were prepared as if each of the following had occurred on January 1, 1996: (i) the Company had sold 12.38 million of its common shares of beneficial interest at $20.00 per share (the "Offering") and contributed the net proceeds to Prime Group Realty, L.P. (the "Operating Partnership"), (ii) the Company had sold 2.0 million shares of its cumulative convertible preferred shares of beneficial interest at $20.00 per share (the "Private Placement") and contributed the net proceeds to the Operating Partnership, (iii) Prime Group, Inc. ("PGI") and other individuals had contributed certain of their respective properties and operations, as described in the Company's Prospectus dated November 11, 1997 as filed with the Securities and Exchange Commission on November 13, 1997 (the "Prospectus"), to the Operating Partnership, (iv) the Operating Partnership had issued 4.57 million common units for $85.0 million to a partnership owned 60% by PGI and 40% by certain affiliates of Blackstone Real Estate Advisors, L.P., (v) the Operating Partnership acquired various office and industrial properties (including 2675 North Mayfair Road), (vi) the Operating Partnership acquired Continental Office, Ltd. and Continental Offices, Ltd. Realty, construction/property management companies, (vii) the Operating Partnership acquired the first mortgage notes encumbering Continental Towers and 180 North LaSalle Street (the operations of Continental Towers have been consolidated), (viii) the Operating Partnership repaid debt on certain of its properties, as described in the Prospectus, (ix) the Operating Partnership financed certain acquisitions with borrowings under new mortgage notes and a line of credit facility, and (x) the Company sold 600,000 shares of its common shares of beneficial interest pursuant to the underwriter's over allotment option and received net proceeds therefrom of approximately $11.25 million.

The acquisitions of Continental Towers, 180 North LaSalle Street and 2675 North Mayfair Road increased pro forma revenue, expenses and net income by $18,747, $17,926 and $821, respectively, for the nine months ended September 30, 1997 and $23,117, $22,260 and $857, respectively, for the year ended December 31, 1996.

The unaudited pro forma Condensed Consolidated Statements of Operations should be read in conjunction with unaudited Pro Forma condensed consolidated financial statements and all of the historical financial statements contained in the Prospectus. In management's opinion, all adjustments necessary to reflect the effects of the Offering and the Private Placement have been made.

The unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company are not necessarily indicative of what the actual results of operations would have been assuming the Offering and the Private Placement had occurred at the dates indicated above, nor do they purport to represent the future results of operations of the Company.

(c)  Exhibits

 Exhibit
   No.         Description

  * 2.1 Loan Purchase Agreement by and between General Electric Capital Corporation and Great Oak LLC, as Sellers, and Prime Group Realty, L.P., as Purchaser

  * 2.2 Loan Purchase Agreement by and between Prime Group Realty, L.P., as Purchaser, and Allstate Life Insurance Company, as Seller
_______
  * Filed herewith

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PRIME GROUP REALTY TRUST
                              ------------------------
                              Registrant

                              /s/  William M. Karnes
                              ----------------------
                              William M. Karnes
                              Executive Vice President and
                              Chief Financial Officer


Date:  February 27, 1997

                        REPORT OF INDEPENDENT AUDITORS


Board of Trustees
Prime Group Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Continental Office Towers (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





                                        ERNST & YOUNG LLP

Chicago, Illinois
December 5, 1997

                           CONTINENTAL OFFICE TOWERS
                  STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                (IN THOUSANDS)





                                                              PERIOD FROM
                                                            JANUARY 1, 1997 TO
                                            YEAR ENDED      SEPTEMBER 30, 1997
                                        DECEMBER 31, 1996      (UNAUDITED)
                                        -----------------   ------------------

Revenue
Rental ..................................   $  8,456             $  7,104
Tenant reimbursements....................      7,208                5,940
Other income ............................        153                  113
                                            --------             --------
Total revenue                                 15,817               13,157
                                            ========             ========

Expenses
Cleaning ................................        829                  714
Utilities ...............................      1,025                  796
Other property operating ................      3,764                2,820
Real estate taxes .......................      2,639                2,170
                                            --------             --------
Total expenses ..........................      8,257                6,500
                                            --------             --------
Revenue in excess of certain expenses ...   $  7,560             $  6,657
                                            ========             ========






                             See accompanying notes.
                                       7

                           CONTINENTAL OFFICE TOWERS
              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                (IN THOUSANDS)




1.   BUSINESS

     The accompanying Statements of Revenue and Certain Expenses relate to the operations of Continental Office Towers, a three office building complex located in Rolling Meadows, Illinois (the Property). As of September 30, 1997, the Property had fifty-five tenants, three of which accounted for approximately 46% of rental revenue for the period from January 1, 1997 to September 30, 1997 (unaudited).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying Statements of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Prime Group Realty Trust. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

     Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

USE OF ESTIMATES

     The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.

3.   INTERIM PERIOD (UNAUDITED)

     The unaudited Statement of Revenue and Certain Expenses for the period from January 1, 1997 to September 30, 1997, has been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the period from January 1, 1997 to September 30, 1997, are not necessarily indicative of future operating results.

                           CONTINENTAL OFFICE TOWERS
              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                (IN THOUSANDS)

4.   RELATED PARTY TRANSACTIONS

     In connection with the operation of the Property, an affiliate of the owner earned management fees equal to 5% of gross collections or $612,422 which are included in Other Property Operating Expenses.

5.   RENTALS

     The Property has lease agreements with lease terms ranging from one year to fifteen years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total future minimum rentals to be received under such noncancelable operating leases as of September 30, 1997, exclusive of tenant reimbursements and contingent rentals, are as follows:

            YEAR ENDED DECEMBER 31                          AMOUNT
               1997  .................................... $  2,036
               1998  ....................................    8,270
               1999  ....................................    7,271
               2000  ....................................    4,299
               2001  ....................................    2,265
               Thereafter ...............................    1,753
                                                         ---------
                                                         $  25,894
                                                         =========

                        REPORT OF INDEPENDENT AUDITORS



Board of Trustees
Prime Group Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of 180 North LaSalle Street (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP


Chicago, Illinois
December 2, 1997

                           180 NORTH LASALLE STREET
                  STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                (IN THOUSANDS)





                                                              PERIOD FROM
                                                            JANUARY 1, 1997 TO
                                            YEAR ENDED      SEPTEMBER 30, 1997
                                        DECEMBER 31, 1996      (UNAUDITED)
                                        -----------------   ------------------


Revenue
Rental ..................................... $  11,828           $  8,905
Tenant reimbursements ......................       221                210
Other income ...............................       135                243
                                             ---------           --------
Total revenue ..............................    12,184              9,358
                                             ---------           --------

Expenses
Cleaning ...................................       996                723
Utilities ..................................     1,204                906
Other property operating ...................     1,905              1,325
Real estate taxes ..........................     4,474              3,526
                                             ---------           --------
Total expenses .............................     8,579              6,480
                                             ---------           --------
Revenue in excess of certain expenses ......    $3,605             $2,878
                                             =========           ========


                            See accompanying notes
                                      11

                           180 NORTH LASALLE STREET
              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                (IN THOUSANDS)


1.   BUSINESS

     The accompanying Statements of Revenue and Certain Expenses relate to the operations of 180 North LaSalle Street, an office building located in Chicago, Illinois (the Property). As of September 30, 1997, the Property had eighty-nine tenants, two of which accounted for approximately 40% of rental revenue for the period from January 1, 1997 to September 30, 1997 (unaudited), and for the year ended December 31, 1996.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Prime Group Realty Trust. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

     Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

USE OF ESTIMATES

     The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results could differ from these estimates.

3.   INTERIM PERIOD (UNAUDITED)

     The unaudited Statement of Revenue and Certain Expenses for the period from January 1, 1997 to September 30, 1997, has been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the period from January 1, 1997 to September 30, 1997, are not necessarily indicative of future operating results.

                           180 NORTH LASALLE STREET
              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                (IN THOUSANDS)


4.   RENTALS

     The Property has lease agreements with lease terms ranging from one year to twenty years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total future minimum rentals to be received under such noncancelable operating leases as of September 30, 1997, exclusive of tenant reimbursements and contingent rentals, are as follows:


          YEAR ENDED DECEMBER 31                        AMOUNT
                1997 ...............................  $  2,872
                1998 ...............................    10,332
                1999 ...............................     7,872
                2000 ...............................     6,004
                2001 ...............................     5,053
                Thereafter .........................     7,135
                                                     ---------
                                                       $39,268
                                                     =========

5.   RELATED PARTY

     The Property was managed by an affiliate of the current owner. Management fees of $371 and $282 (unaudited) were incurred for the twelve months ended December 31, 1996, and the for the period from January 1, 1997 to September 30, 1997, respectively. The management agreement provided for fees of 3% of gross receipts, as defined. In addition, the management company is a tenant at the Property. The management company paid approximately $2,650 and $2,013 (unaudited) in lease payments to the Property during the twelve months ended December 31, 1996, and for the period from January 1, 1997 to September 30, 1997, respectively. Future minimum rentals in Note 4 include amounts to be received from the management company totaling $14,656.

                        REPORT OF INDEPENDENT AUDITORS



Board of Trustees
Prime Group Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of 2675 Mayfair (the Property) for the period from January 1, 1997 to September 30, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the period from January 1, 1997 to September 30, 1997, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP


Chicago, Illinois
December 4, 1997

                                 2675 MAYFAIR
                   STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                (IN THOUSANDS)



                                                    PERIOD FROM
                                                  JANUARY 1, 1997 TO
                                                  SEPTEMBER 30, 1997
                                                  ------------------
Revenue
Rental................................................. $  1,076
Tenant reimbursements .................................        6
                                                        --------
Total revenue .........................................    1,082
                                                        --------

Expenses
Cleaning ..............................................       80
Utilities .............................................      104
Other property operating ..............................      144
Real estate taxes .....................................      152
                                                        --------
Total expenses ........................................      480
                                                        --------
Revenue in excess of certain expenses .................   $  602
                                                        ========



                              See accompanying notes.
                                       15

                                 2675 MAYFAIR
              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                                (IN THOUSANDS)


1.   BUSINESS

     The accompanying Statement of Revenue and Certain Expenses relates to the operations of 2675 Mayfair, an office building located in Wauwatosa, Wisconsin (the Property). As of September 30, 1997, the Property had thirteen tenants, one of which accounted for approximately 55% of rental revenue for the period from January 1, 1997 to September 30, 1997.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation and amortization which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

     Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

USE OF ESTIMATES

     The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.

3.   RENTALS

     The Property has lease agreements with lease terms ranging from one year to ten years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total future minimum rentals to be received under such noncancelable operating leases as of September 30, 1997, exclusive of tenant reimbursements and contingent rentals, are as follows:

           YEAR ENDED DECEMBER 31                          AMOUNT
           ----------------------                          ------
                 1997 .................................... $  376
                 1998 ....................................  1,399
                 1999 ....................................    864
                 2000 ....................................    275
                 2001 ....................................    257
                 Thereafter ..............................  1,289
                                                          -------
                                                           $4,460
                                                          =======

                                Prime Group Realty Trust
                     Pro Forma Condensed Statements of Operations
                         (in thousands, except per share data)
                                      (UNAUDITED)


                                                     FOR THE NINE   FOR THE YEAR
                                                     MONTHS ENDED      ENDED
                                                    SEPTEMBER 30,   DECEMBER 31,
                                                         1997          1996
                                                    -------------   ------------
REVENUE:
Rental                                                  $  50,835     $  62,738
Tenant reimbursements                                      20,805        26,432
Other                                                       4,994         8,942
                                                       ----------     ---------
TOTAL REVENUE                                              76,634        98,111

EXPENSES:
Property operations                                        13,390        18,587
Real estate taxes                                          12,736        16,282
Depreciation and amortization                              14,799        19,371
Interest                                                   15,673        21,566
Financing fees                                                934           -
General and administrative                                  4,578         7,161
Write-off of deferred costs                                               3,081
Provision for environmental remediation                     3,205           -
                                                       ----------     ---------
TOTAL EXPENSES                                             65,314        86,048
                                                       ----------     ---------

INCOME(LOSS) FROM OPERATIONS BEFORE
  SHARE OF INCOME OF INVESTMENT
  SUBSIDIARIES AND MINORITY INTEREST                       11,320        12,064

SHARE OF INCOME OF INVESTMENT SUBSIDIARIES                    170           387
                                                       ----------     ---------
INCOME (LOSS) BEFORE PREFERRED STOCK
  AND MINORITY INTEREST                                    11,490        12,451

PREFERRED STOCK DIVIDENDS                                  (2,100)       (2,800)
                                                       ----------     ---------
INCOME (LOSS) BEFORE MINORITY INTEREST                      9,390         9,651

MINORITY INTEREST                                         (4,142)        (4,257)
                                                       ----------     ---------
NET INCOME(LOSS)                                        $  5,248       $  5,394
                                                       ==========     =========

AVERAGE NUMBER OF COMMON SHARES  OUTSTANDING
OF BENEFICIAL INTEREST OUTSTANDING                        12,980         12,980
                                                       ==========     =========
NET INCOME PER COMMON SHARE OF BENEFICIAL INTEREST       $  0.40        $  0.42
                                                       ==========     =========


                                       17